UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 1, 2009 (Date of earliest event reported)
Kayne Anderson Energy Development Company (Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00725 (Commission File Number)	20-4991752 (IRS Employer Identification Number)

717 Texas Avenue - Suite 3100, Houston, TX (Address of principal executive offices)	77002 (Zip Code)

(713) 493-2020 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Kayne Anderson Energy Development Company Announces Its Dividend/Distribution Reinvestment Price

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
             None
 (b) Pro forma financial information:
             None
 (c) Shell company transactions:
             None
 (d) Exhibits
             99.1      Press Release of Kayne Anderson Energy Development Company dated April 30, 2009

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2009	KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

	By:	/s/ David Shladovsky
David Shladovsky Secretary and Chief Compliance Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Kayne Anderson Energy Development Company dated April 30, 2009